                                                                   EXHIBIT 23(c)

                             CONSENT OF DIRECTOR


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby consents to serve and to being named in the registration statement on Form S-4, and any amendments thereto, as a director of Ideon Group, Inc., such appointment to become effective upon the effectiveness of the reorganization and merger between the Company and Ideon Merger Company, a wholly-owned subsidiary of Ideon Group, Inc.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal as of this 28th day of March, 1995.


                                                  /s/ Paul G. Kahn
                                                  ----------------------------
                                                      Paul G. Kahn



(SEAL)

                             CONSENT OF DIRECTOR


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby consents to serve and to being named in the registration statement on Form S-4, and amendments thereto, as a director of Ideon Group, Inc., such appointment to become effective upon the effectiveness of the reorganization and merger between the Company and Ideon Merger Company, a wholly-owned subsidary of Ideon Group, Inc.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal as of this 24th day of March, 1995.


                                                /s/ Robert L. Dilenschneider
                                               --------------------------------
                                                    Robert L. Dilenschneider



(SEAL)

                             CONSENT OF DIRECTOR


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby consents to serve and to being named in the registration statement on Form S-4, and any amendments thereto, as a director of Ideon Group, Inc., such appointment to become effective upon the effectiveness of the reorganization and merger between the Company and Ideon Merger Company, a wholly-owned subsidary of Ideon Group, Inc.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal as of this 24th day of March, 1995.


                                               /s/ Thomas F. Petway, III
                                              ---------------------------------
                                                   Thomas F. Petway, III



(SEAL)

                             CONSENT OF DIRECTOR


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby consents to serve and to being named in the registration statement on Form S-4, and any amendments thereto, as a director of Ideon Group, Inc., such appointment to become effective upon the effectiveness of the reorganization and merger between the Company and Ideon Merger Company, a wholly-owned subsidiary of Ideon Group, Inc.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal as of this 24th day of March, 1995.


                                                /s/ Eugene Miller
                                               --------------------------------
                                                    Eugene Miller



(SEAL)

                             CONSENT OF DIRECTOR


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby consents to serve and to being named in the registration statement on Form S-4, and any amendments thereto, as a director of Ideon Group, Inc. such appointment to become effective upon the effectiveness of the reorganization and merger between the Company and Ideon Merger Company, a wholly-owned subsidiary of Ideon Group, Inc.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal as of this 24th day of March, 1995.


                                                /s/ Marshall L. Burman
                                               --------------------------------
                                                    Marshall L. Burman



(SEAL)

                             CONSENT OF DIRECTORS


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby consents to serve and to being named in the registration statement on Form S-4, and any amendments thereto, as a director of Ideon Group, Inc., such appointmemt to become effective upon the effectiveness of the reorganization and merger between the Company and Ideon Merger Company, a wholly-owned subsidiary of Ideon Group, Inc.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal as of this 24th day of March, 1995.


                                                /s/ William T. Bacon, Jr.
                                               -------------------------------
                                                    William T. Bacon, Jr.



(SEAL)

                           SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby consents to serve and to being named in the registration statement on Form S-4, and any amendments thereto, as a director of Ideon Group, Inc, such appointment to become effective upon the effectiveness of the reorganization and merger between the Company and Ideon Merger Company, a wholly-owned subsidiary of Ideon Group, Inc.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal as of this 24th day of March, 1995.


                                                /s/ Adam W. Herbert, Jr.
                                               --------------------------------
                                                    Adam W. Herbert, Jr.



(SEAL)

                           SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby consents to serve and to being named in the registration statement on Form S-4, and any amendments thereto, as a director of Ideon Group, Inc., such appointment to become effective upon the effectiveness of the reorganizaton and merger between the Company and Ideon Merger Company, a wholly-owned subsidiary of Ideon Group, Inc.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal as of this 24th day of March, 1995.


                                                /s/ John Ellis Bush
                                               --------------------------------
                                                    John Ellis Bush



(SEAL)